                                EXHIBIT 10.5.8.1
     AMENDMENT TO THE MANAGEMENT SERVICES AGREEMENT DATED OCTOBER 1, 1996, BETWEEN INTERNATIONAL VERIFACT INC., LBT INVESTMENTS, INC. AND L. BARRY THOMSON

                 AMENDMENT TO THE MANAGEMENT SERVICES AGREEMENT
                                B E T W E E N :

           INTERNATIONAL VERIFACT INC.,
           a corporation continued under the laws of Canada,

           (hereinafter referred to as the "Corporation")

           - and -

           L.B.T. INVESTMENTS INC.,
           a corporation incorporated under the laws of the Province of Ontario,

           (hereinafter referred to as the "Manager")

           - and -

           BARRY THOMSON,
           of the Town of Oakville, in the Province of Ontario,

           (hereinafter referred to as "Thomson")

    WHEREAS the parties hereto entered into a management services agreement as of the 8th day of May, 1996 (the " Original Agreement");

    AND WHEREAS the Corporation and the Manager have agreed to an increase in the annual management fee;

    NOW THEREFORE this agreement witnesses that in consideration of the respective covenants and agreements of the parties herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, it is hereby agreed by and between the parties that the Original Agreement shall be amended as follows:

1. Paragraph 4(a) of the Original Agreement is amended by changing the amount of the annual management fee from $225,000 to $250,000;

2. The Original Agreement is hereby amended to the extent necessary to give effect to the provisions hereof and, as so amended, is hereby confirmed and shall continue in full force and effect.

    IN WITNESS WHEREOF the parties have executed this agreement as of the 1st day of October, 1996.

                                               INTERNATIONAL VERIFACT INC.

                                                                    /S/
                                               --------------------------------------------
                                               PER:

                                               L.B.T. INVESTMENTS INC.

                                                                    /S/
                                               --------------------------------------------
                                               PER:
                                            )
                                            )
                                            )
                                            )
                                            )
                     /S/                    )              /S/ L. BARRY THOMSON
--------------------------------------------   --------------------------------------------
Witness                                                        BARRY THOMSON